UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 3, 2017

FRANCHISE HOLDINGS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27631	65-0782227
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Rutherford Road

Suite 414

Vaughan, Ontario, Canada L4K 0B2

(Address of principal executive offices)

888-554-8789

(Registrant's telephone number, including area code)

N/A

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 3, 2017, Franchise Holdings International, Inc. (“FNHI”), fully retired two convertible notes totaling $132,750, with no further conversions under the two mature notes to occur. FNHI obtained the funding from institutional capital, with the first $77,750 convertible note issued on June 22, 2016 and the second $55,000 note on June 28, 2016. They were due six months after issue.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franchise Holdings International, Inc.

Date: March 6, 2017	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	President

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